MORTGAGE AND SECURITY AGREEMENT

                                BETWEEN

                    WASTEMASTERS OF PALM BEACH, INC.

                                  AND

                WILLIAM B. BLOUNT AND C. DEREK PARRISH
                                Lender



                               SECURING:

          $1,000,000 Promissory Note of even date herewith



















Prepared by and return to:
M. Fredrick Simpler, Jr.
P.O. Box 1711
Montgomery, Alabama 36102-1711







                           TABLE OF CONTENTS

         (This Table of Contents is not a part of the Mortgage but is only for convenience of reference.)

                                                                  Page

Recitals                                                             1
Granting Clause First and Second                                     2
Granting Clause Third and Fourth                                     3

                               ARTICLE I

                               DEFINITIONS                           4

       Section 1.1     General                                       4
       Section 1.2     Definitions                                   4

                               ARTICLE II
        PAYMENTS, TAXES, INSURANCE, MAINTENANCE, SUBSTITUTIONS,
              REMOVALS, LIENS, DAMAGE AND DESTRUCTION,
                 CONDEMNATION, EXPENSES OF GRANTEE                   6

Section 2.1     Loan Agreement and Notes                             6
Section 2.2     Taxes and Other Charges                              6
Section 2.3     Insurance                                            6
Section 2.4     Tax and Insurance Deposits                           7
Section 2.5     Maintenance and Modification of Mortgaged Property   8
Section 2.6     Substitutions for Portions of the Project            8
Section 2.7     Mechanics' and Other Liens                           9
Section 2.8     Damage and Destruction                               9
Section 2.9     Condemnation                                        10
Section 2.10    Protection of Grantee                               11

                              ARTICLE III

                    EVENTS OF DEFAULT AND REMEDIES                  13

Section 3.1     Events of Default                                   13
Section 3.2     Remedies                                            14
Section 3.3     Acceleration                                        14
Section 3.4     Surrender of Possession; Rights and Duties of
                Grantees in Possession                              14
Section 3.5     Actions to Recover Amounts Due                      15
Section 3.6     Foreclosure                                         15
Section 3.7     Appointment of Receiver                             15
Section 3.8     Application of Moneys                               15
Section 3.9     Rights and Remedies Cumulative; No Waiver or
                Release of Obligation                               16
Section 3.10    Termination of Proceedings                          17
Section 3.11    Right to Remedy Default                             17
Section 3.12    Relationship to Loan Agreement and Indenture        17

                              ARTICLE IV
               COVENANTS, REPRESENTATIONS AND WARRANTIES            18

Section 4.1     Representations and Warranties                      18
Section 4.2     Notices to Grantee                                  18
Section 4.3     Leases and Restrictions                             18
Section 4.4     No Other Financing or Liens                         19
Section 4.5     No Further Encumbrance; No Disposition              20
Section 4.6     Compliance with Laws and Regulations                20
Section 4.7     Covenant Running with the Land                      20
Section 4.8     Recordation                                         20
Section 4.9     After-Acquired Property                             20
Section 4.10    Financial Statements                                21
Section 4.11    Hazardous Substances                                21

                              ARTICLE V

                            MISCELLANEOUS                           24

Section 5.1     Notices                                             24
Section 5.2     Amendments, Changes and Modifications               24
Section 5.3     Execution Counterparts                              24
Section 5.4     Severability                                        24
Section 5.5     General Waivers By Grantor                          24
Section 5.6     Effect of Mortgage                                  25
Section 5.7     Maximum Indebtedness                                25
Section 5.8     No Merger                                           25
Section 5.9     Captions                                            26
Section 5.10    Governing Law                                       26

ACKNOWLEDGMENTS                                                     28
EXHIBIT A - PROJECT SITE                                            29

                    MORTGAGE AND SECURITY AGREEMENT

               THIS MORTGAGE AND SECURITY AGREEMENT (the "Mortgage") is made as of July 31, 1998, between WASTEMASTERS OF PALM BEACH, INC., a Florida corporation (the "Grantor"), and WILLIAM B. BLOUNT, an individual, his heirs, survivors and assigns, and C. DEREK PARRISH, an individual, his heirs, survivors and assigns (Collectively, the "Lender") (the Lender sometimes being referred to herein as the "Grantee") under the following circumstances:

               The Grantor has entered into a Loan Agreement of even date herewith (the "Loan Agreement") with the Grantee, pursuant to the terms of which the Grantee has agreed to loan to Grantor the principal amount of $1,000,000 and Grantor has agreed to deliver the Note (as hereinafter defined) to evidence said loan and to grant this Mortgage on and security interest in the Project Site (as hereinafter defined) as security for the payment of the Note, such Note and this Mortgage having a final maturity date of July 31, 1999.

               NOW, THEREFORE, for good and valuable considerations, the receipt of which are hereby acknowledged by Grantor, and in consideration of the foregoing recitals, which shall be construed as parts hereof for all purposes, and as security for the payment of the principal of, premiums (if any) and interest on, and all other sums provided for in the Note, and any extensions or renewals thereof, and for payment and performance of the agreements, conditions, covenants, provisions and stipulations contained herein and in the Note, the Loan Agreement and in any other agreements and instruments made and given by Grantor to the Grantee in connection therewith, Grantor does hereby grant, bargain, sell, convey, mortgage and warrant, assign, transfer and grant a security interest in and pledge unto Grantee, and unto its respective successors and assigns forever, all of Grantor's estate, right, title and interest in, to and under any and all of the following described property, rights and interests, whether now owned or hereafter acquired (herein called the "Mortgaged Property"):

                         GRANTING CLAUSE FIRST





All right, title and interest of Grantor in and to the Project Site, as hereinafter defined, together with the entire interest of Grantor in and to all buildings, structures, improvements and appurtenances of any nature whatsoever now standing, or at any time hereafter constructed or placed, upon the Project Site, including all right, title and interest of Grantor, if any, in and to all building material (whether on or off the Project Site), building equipment and fixtures of every kind and nature whatsoever in any building, structure or improvement now or hereafter standing on the Project Site, and the proceeds of any insurance on such property, and together with the entire interest of Grantor in and to all and singular the tenements, hereditaments, easements, rights-of-way, rights, privileges and appurtenances to the Project Site, belonging or in any wise appertaining thereto (including without limitation the entire right, title and interest of Grantor in, to and under any streets, ways, alleys, gores or strips of land adjoining the Project Site, and all claims or demands whatsoever of Grantor either at law or in equity, in possession or expectancy of, or in and to the Project Site), it being the intention of the parties hereto that, so far as may be permitted by law, all property of the character hereinabove described, which is now owned or is hereafter acquired by Grantor and is affixed or attached or annexed to the Project Site, shall be and remain or become and constitute a portion of the Project Site, and the security covered by and subject to the lien of this Mortgage, together with all rents, income, revenues, issues and profits thereof, and the right to make claim for, collect, receive and receipt for any and all of such rents, income, revenues, issues and profits arising therefrom or in connection therewith; subject, however, to Permitted Encumbrances (as hereinafter defined).

                        GRANTING CLAUSE SECOND

               All fixtures, machinery, equipment and other articles of personal property now or at any time hereafter owned or leased by Grantor and placed upon or installed on the Project Site and any property acquired in substitution, replacement, renewal or repair thereof pursuant to this Mortgage, and all accessions to and proceeds of any of the foregoing, less any of the foregoing removed by Grantor in accordance with this Mortgage, and the proceeds of any insurance on or condemnation award for any of the foregoing; subject, however, to Permitted Encumbrances.

                         GRANTING CLAUSE THIRD
               All the Pledged Revenues, together with all rentals and other payments due or to become due under any lease or leases or rights or licenses to use or occupancy of any part of the Mortgaged Property now or hereafter created, as well as all rights or licenses and remedies provided in such leases, rights or licenses.

                         GRANTING CLAUSE FOURTH

               Any and all other rights and interests in property, whether tangible or intangible, required to be subject to the lien hereof, or from time to time by delivery or by writing of any kind conveyed, mortgaged, pledged, assigned or transferred as and for additional security hereunder by Grantor or by anyone in its behalf or with its written consent to Grantee, which are hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

               TO HAVE AND TO HOLD all and singular the Mortgaged
Property hereby conveyed, granted and assigned, as agreed or intended so to be, unto Grantee, its respective successors and assigns forever.

               PROVIDED, HOWEVER, and this instrument is upon the express condition that, if Grantor pays, or causes to be paid (i) the entire principal sum of the Note, and the premiums (if any) and interest thereon to the Grantee, and (ii) all other sums payable by Grantor to Grantee as are secured hereby in accordance with the provisions of the Note, the Loan Agreement and this Mortgage, at the times and in the manner specified, without deduction, fraud or delay, and Grantor performs and complies with, or causes to be performed and complied with, all the agreements, conditions, covenants, provisions and stipulations contained herein and in the Note and the Loan Agreement, then this Mortgage and the estate and security interest hereby granted shall terminate, cease, determine and be void; otherwise this Mortgage and the estate and security interest hereby granted shall be and remain in full force and effect.

               Grantor does hereby further agree and covenant with Grantee as follows:

                               ARTICLE I

                              DEFINITIONS


               Section 1.1 General. In addition to the words and terms defined in the recitals and elsewhere in this Mortgage, certain words and terms as used in this Mortgage shall have the meaning given to them by the definitions and descriptions in this Article I unless the context or use indicates another or different meaning or intent and such definitions shall be equally applicable to both the singular and plural forms of any of the words and terms herein defined. Those words and terms not specifically defined herein and used in this Mortgage with initial capitalization where rules of grammar do not otherwise require capitalization shall have the meanings set forth in the Loan Agreement referenced in the recitals to this Mortgage.

               Section 1.2 Definitions. The following words and terms are defined terms under this Mortgage:

               "Net Proceeds" means, as to any insurance proceeds or any condemnation award, the amount remaining after deducting therefrom all expenses (including attorneys' fees and expenses of Grantee) incurred in the collection of such proceeds or award, plus any interest earned on the investment thereof.

               "Note" means the promissory note of even date herewith from the Grantor to the Grantee, in the principal amount of $1,000,000.

               "Notice Address" means for the Grantor and Grantee, the respective notice addresses provided for in the Loan Agreement.

               "Permitted Encumbrances" means as of any particular time, the rights of the Grantor and Grantee under this Mortgage, the Loan Agreement, and the following:

               (a) Liens for taxes, levies, assessments, utility rents, rates and charges, license, permit or other authorization fees and other impositions, provided that in each case the same shall either (i) not be due and payable, (ii) not be delinquent to the extent that penalties for nonpayment may then be assessed on the Project, or any material portion thereof then be subject to forfeiture, or (iii) be a lien the amount or validity of which is being contested in good faith by the Grantor;

               (b) Defects, irregularities, encumbrances, mortgages, liens, licenses, rights of way, servitudes, restrictions, mineral rights and clouds on title which do not materially impair the operation of the Project;

               (c) Easements, servitudes, encumbrances, exceptions or reservations for the purpose of pipelines, for telephones and other means of communication, for power lines and substations, for roads, streets, alleys, driveways, walkways, highways, railroads, and other means of transportation, for drainage and sewerage, conduits, dikes, canals, laterals, ditches, for the removal of oil, gas, coal or other minerals, and other like purposes, or for the joint or common use of real property, facilities and equipment, which do not materially impair the operation of the Project;

               (d) Mechanics', workmen's, repairmens, materialmen's, suppliers', vendors' or carriers' liens or other similar liens, provided that the lien shall be discharged by the Grantor, in the ordinary course of business or the amount or validity of the lien shall be contested in good faith with any pending execution thereof appropriately stayed;

               (e) Rights of the United States or any state or political subdivision thereof (which for purposes of this definition shall include any taxing or improvement district), or other public or governmental authority or agency, to take, use or control property or to terminate or modify any lease, right, power, franchise, grant, license or permit previously in force;

               (f) The pendency or filing of any application or proceedings seeking to annex or rezone the Project or any portion thereof, or to include it in any political subdivision;

               (g) Purchase money security interests in favor of a lessor, vendor, or lender extending credit for the acquisition of property which is the subject of the lien, the acquisition of which has not been financed, directly or indirectly, with moneys representing the proceeds of the Note;

               (h) Pledged Receivables, to the extent allowed herein in favor of the provider of any receivables line of credit.

               "Pledged Revenues" or "Revenues" means all Pledged
Receivables, together with all rents, receipts, issues and profits derived by the Grantor from the operation or ownership of the Project.

               " Pledged Receivables " means (a) a senior lien against
(i) all receivables of the Grantor which are currently due and payable and which do not secure any receivables line of credit, or (ii) all proceeds of draws by the Grantor against any receivables line of credit; and (b) a subordinated lien against all receivables of the Grantor which are currently due and payable and which secure any receivables line of credit.

               "Project" means the solid waste transfer station and related business acquired by the Grantor with the proceeds of the Note, as the same may exist from time to time, or extended, enlarged or improved on the project Site.

               "Project Site" means the real estate and interests in real estate constituting the site of the Mortgaged Property, as described in Exhibit A attached hereto as a part hereof.

               "Related Documents" means the Loan Agreement and the Note.

                          (End of Article I)
                              ARTICLE II

        PAYMENTS, TAXES, INSURANCE, MAINTENANCE, SUBSTITUTIONS,
                REMOVALS, LIENS, DAMAGE AND DESTRUCTION,
                    CONDEMNATION, EXPENSES OF GRANTEE


               Section 2.1 Loan Agreement and Note. Grantor shall make all payments when due under the Note and the Loan Agreement, and shall perform and comply with all covenants, agreements, conditions, provisions, stipulations and obligations set forth therein on its part to be performed, at the times and in the manner required thereby.

               Section 2.2 Taxes and Other Charges. Grantor shall pay or cause to be paid when due and payable and before interest or penalties are due thereon, without any deduction, defalcation or abatement, all taxes, assessments, water and sewer rents, charges and claims which may be assessed, levied, or filed at any time against Grantor, the Mortgaged Property or any part thereof (including without limitation any taxes levied upon or with respect to the revenues, income or profit of Grantor from the Mortgaged Property) or against the interest of Grantee therein, or which by any present or future law may become or be made a lien on the Mortgaged Property, or any part thereof, or a charge on such revenues, income or profits; and Grantor shall produce to Grantee, upon request, receipts for the payment thereof; provided, however, that if, pursuant to this Mortgage or otherwise, Grantor shall have deposited with Grantee before the due date thereof sums sufficient to pay any such taxes, assessments, water and sewer rents, charges and claims, and Grantor is not otherwise in default, they shall be paid by the Grantee; and provided further, that if Grantor in good faith and by appropriate legal action shall contest the validity of any such item, or the amount thereof, and shall have established on its books or by deposit of a letter of credit or bond with Grantee, as Grantee may elect, the amount required for the payment thereof, then Grantor shall not be required to pay the item or to produce the required receipts while the amount is maintained and so long as the contest operates to prevent collection, is maintained and prosecuted with diligence, and shall not have been terminated or discontinued adversely to Grantor. Notwithstanding the foregoing, if Grantee notifies Grantor that, in the opinion of counsel selected by Grantee, by nonpayment of any such item the lien of this Mortgage as to any part of the Mortgaged Property will be materially affected or the Mortgaged Property or any part thereof will be subject to imminent loss or forfeiture, Grantor shall promptly pay such item. It is expressly agreed that no credit shall be claimed or allowed on the interest payable on the Note because of any taxes or other charges paid.

               Section 2.3 Insurance. Grantor shall obtain or cause to be obtained, and continuously maintain or cause to be maintained, insurance with respect to the Mortgaged Property, in such amounts as are customary for a prudent owner of properties comparable to those comprising the Mortgaged Property, but in any event in amounts not less than the outstanding principal balance of the Note, against loss or damage from theft, fire, vandalism, and other events covered by uniform standard extended coverage endorsements approved by the insurance regulatory authority in the State of Florida. In addition to the property insurance described above, Grantor shall, during any construction on the Project Site, carry or cause to be carried a policy or policies of builders risk-completed value fire and extended coverage insurance, without co-insurance, in such amounts as are customary for a prudent owner of properties comparable to those comprising the Mortgaged Property. Grantor may provide any such insurance under a blanket insurance policy or policies which cover not only such property but other properties. Any insurance policy required pursuant to this paragraph which is written on a co-insurance basis must contain an "agreed amount" endorsement as evidence that the coverage is in an amount sufficient to insure the full amount secured by this Mortgage.

               Grantor shall also obtain or cause to be obtained, and continuously maintain or cause to be maintained, public liability insurance with reference to the Mortgaged Property and the Project Site in a minimum single limit amount of at least $1,000,000 per occurrence and $2,000,000 in aggregate for death or bodily injury or property damage. Grantee shall be made additional insureds under such policies. Such public liability insurance may be by blanket insurance policy or policies.

               Each insurer is hereby authorized and directed to make payment of any amount under the insurance described in this Section (except liability insurance), including return of unearned premiums, directly to Grantee instead of to Grantor and Grantee jointly, and Grantor hereby appoints Grantee, irrevocably, as Grantor's attorney-in-fact to endorse any draft therefor for application as herein provided; provided that the foregoing provisions of this paragraph shall not limit Grantor's right, in conjunction with Grantee, to negotiate or agree to settlement of any claim under the insurance described in this Section.

               Grantor shall comply with all applicable workers' compensation laws.

               Section 2.4 Tax and Insurance Deposits. Without limiting the effect of Sections 2.2 and 2.3 hereof, Grantor shall pay to the Lender monthly on or before the first day of each month, commencing with the month following the recording of this Mortgage, an amount equal to one-twelfth (1/12) of the annual premiums for the insurance policies referred to hereinabove and the annual real estate taxes, any special assessments, charges or claims and any other items which at any time may be or become a lien upon the Mortgaged Property prior to the lien of this Mortgage; and on demand from time to time Grantor shall pay to the Lender any additional sums necessary to pay, at least thirty (30) days prior to, the due date thereof, the premiums and other items, all as estimated by the Lender. The amounts so paid shall be security for the premiums and other items and shall be used in payment thereof if Grantor is not otherwise in default hereunder. No amount so paid shall be deemed to be trust funds but may be commingled with general funds of the Lender, and no interest shall be payable thereon. If, pursuant to any provision of this Mortgage, the whole amount of the unpaid principal debt becomes due and payable, Grantee shall have the right, at their election, to apply any amount so held against the entire indebtedness secured hereby. So long as Grantor is not in default under Sections 2.2 or 2.3 hereof and has provided to Grantee evidence of timely payment of its obligations thereunder, the provisions of this Section 2.4 shall be waived by Grantee.

               Section 2.5 Maintenance and Modification of Mortgaged Property. Subject to the provisions of Section 5.12 of the Loan Agreement, Grantor shall keep and maintain or cause to be kept and maintained the Mortgaged Property and the sidewalks and curbs abutting same, in good order and condition (including operating condition) and in rentable and tenantable state of repair, and will make or cause to be made, as and when necessary, all repairs, renewals and replacements, structural and nonstructural, exterior and interior, ordinary and extraordinary, foreseen and unforeseen. Grantor shall abstain from and shall not permit the commission of waste in, of or about the Mortgaged Property; shall not remove or demolish any building erected at any time on the Project Site without the prior written consent of Grantee; and shall not permit the Mortgaged Property to become vacant, deserted or unguarded.

               The Grantee shall have the right to enter upon the Mortgaged Property at any reasonable business hour for the purpose of inspecting the order, condition and repair of the Mortgaged Property.

               Grantor shall have the right to remodel the Mortgaged Property or make additions, modifications and improvements thereto, from time to time as it, in its discretion, may deem to be desirable for its uses and purposes, the cost of which remodeling, additions, modifications and improvements shall be paid by Grantor, and the same shall, when made, become a part of the Mortgaged Property. No such remodeling, addition, modification or improvement of the Mortgaged Property shall materially adversely affect the value of the Mortgaged Property and Grantor shall comply promptly and conform to all requirements of insurance underwriters providing coverage for the Mortgaged Property regarding use, occupancy, operation, maintenance, alteration or repair of any of the Mortgaged Property.

               Section 2.6 Substitutions for Portions of the Project. Grantor shall have the right from time to time to substitute personal property or fixtures for any portions of the Mortgaged Property, provided that the personal property or fixtures so substituted shall not materially impair the value of the Mortgaged Property. Any such substituted property or fixtures shall become part of the Mortgaged Property.

               Grantor shall also have the right to remove any personal property portions of the Mortgaged Property, without substitution therefor, from the Mortgaged Property and from service in Grantor's business, in any instance where Grantor determines, in its reasonable discretion, that such property has become inadequate, obsolete, worn-out, unsuitable, undesirable or unnecessary, whereupon, subject to the provisions hereinafter set forth, such removed property shall no longer be subject to this Mortgage. Prior to any removal Grantor shall deliver to Grantee certificates executed by Grantor so certifying and particularly describing the property to be removed.

               Section 2.7 Mechanics' and Other Liens. Subject to the provisions of the Loan Agreement, Grantor shall not suffer or permit any mechanics' liens to be filed or exist against the Mortgaged Property, or against any payment to be made under the Loan Agreement or the Note, by reason of work, labor, services or materials supplied or claimed to have been supplied to Grantor or anyone holding the Mortgaged Property or the Project Site or any part thereof through or under Grantor.

               Section 2.8 Damage and Destruction. Subject to the provisions of the Loan Agreement, if the Mortgaged Property is damaged or destroyed by fire or other casualty and if Grantor does not so elect within 90 days to prepay the Note in full in accordance with the provisions of the Loan Agreement, the property damaged shall be promptly repaired, rebuilt or restored. If the Grantor elects to rebuild the property damaged or destroyed, (i) Grantor will promptly repair, replace, rebuild or restore the property damaged or destroyed as nearly as practicable to the value, condition and character thereof existing immediately prior to such damage or destruction, with such changes or alterations, however, as Grantor may deem necessary, with the prior approval of the Grantee, for proper operation of the Mortgaged Property, and (ii) Grantor and Grantee will apply for such purpose so much as may be necessary of any Net Proceeds of insurance resulting from claims for losses, under the insurance policies required to be carried herein, resulting from such damage.

               If the Grantor has been entitled to use the Net Proceeds for rebuilding and restoration under the first paragraph of this Section, any balance of such Net Proceeds remaining after payment of all the costs of repair, replacement, rebuilding or restoration under this Section and approval thereof by the Grantee shall be applied to the payment of the Note.

               Section 2.9 Condemnation. All proceeds from a Net Condemnation Award (as defined in the Loan Agreement) shall be applied to the payment of the Note.

               Section 2.10 Protection of Grantee. Grantor does hereby indemnify and hold harmless Grantee from and against all liabilities, obligations, claims, damages, penalties, causes of action, cost and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against the Grantee by reason of (a) ownership of any interest in the Mortgaged Property or any part thereof, (b) any accident, injury to or death of any person or persons, or loss of or damage to property, occurring on or about the Mortgaged Property or any part thereof or any adjoining sidewalks, curbs, vaults and vault spaces, streets or highways, (c) any use, nonuse or condition of the Mortgaged Property or any part thereof, or any adjoining sidewalks, curbs, vaults and vault spaces, street or highways, (d) any failure on the part of Grantor to perform or comply with any of the terms, covenants or conditions of this Mortgage, (e) any necessity to defend any of the rights, title or interest conveyed by this Mortgage, or (f) the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof. In the event that any action, suit or proceeding is brought against Grantee by reason of any of the matters described in the immediately preceding sentence, Grantor, upon the request of Grantee, will, at Grantor's expense, cause such action, suit or proceeding to be resisted and defended by counsel designated by Grantor and approved by Grantee. Any amounts payable to Grantee pursuant to the provisions of this paragraph shall be secured by this Mortgage. The obligations of Grantor under this paragraph shall survive any defeasance of this Mortgage.

               For purposes of clause (d) in the first sentence of the preceding paragraph (and without limiting the generality thereof), it is expressly understood and agreed that Grantee shall have no duty to examine or make any investigation with respect to any work done, action taken or payment made by Grantor under Sections 2.5, 2.6, 2.8 or 2.9 of this Mortgage, and any determination of value under any such Section (except as therein provided) shall be the sole responsibility of Grantor.

               Nothing contained in this Section, however, shall require the Grantor to indemnify the Grantee or any of its officials, officers, employees or agents from any cost, liability, expense, loss or claim arising out of or resulting from the willful misconduct or gross negligence of the Grantee or any of its officials, officers, employees, or agents. The indemnification provided by this Section to the Grantee shall include its officials, officers, employees and agents.

                          (End of Article II]



                             ARTICLE III

                    EVENTS OF DEFAULT AND REMEDIES


               Section 3.1 Events of Default. The following shall be "events of default" under this Mortgage:

              (a) failure by the Grantor to pay any amount required to be paid under the Note at the time specified therein; or

              (b) failure by the Grantor to observe and perform any covenant, condition or agreement on its part to be observed or performed in the Related Documents, other than as referred in (a) above, for a period of 30 days after receipt by the Grantor of written notice, specifying such failure and requesting that it be remedied, given to the Grantor by the Grantee, unless the Grantee shall agree in writing to an extension of such time prior to its expiration; provided, however, if the failure stated in the notice cannot be corrected within the applicable period but can be corrected, the Grantee will not unreasonably withhold their consent to an extension of such time if corrective action is instituted within the applicable period and diligently pursued until the default is corrected; and

               (c) the dissolution or liquidation of the Grantor or the filing by the Grantor of a voluntary petition in bankruptcy, or failure by the Grantor promptly to lift any execution, garnishment or attachment or such consequence as will impair its ability to carry on its obligations hereunder, or the commission by the Grantor of any act of bankruptcy, or adjudication of the Grantor as a bankruptcy or its reorganization, arrangement or debt readjustment under any present or future federal bankruptcy act or any similar federal or state law shall be filed in any court and such petition or answer shall not be discharge or denied within 90 days after the filing thereof, or if the Grantor shall admit in writing its inability to pay its debts generally as they become due, or a receiver, trustee or liquidator of the Grantor shall be appointed in any proceeding brought against the Grantor and shall not be discharged within 90 days after such appointment by the Grantor for the benefit of its creditors, or the entry by the Grantor into an agreement of composition with its creditors, or a bankruptcy, insolvency or similar proceedings shall be otherwise initiated by or against the Grantor under any applicable bankruptcy, reorganization or analogous law as now or hereafter in effect and if initiated against the Grantor shall remain undismissed (subject to no further appeal) for a period of 90 days; provided the term "dissolution or liquidation of the Grantor", as used in this subsection, shall not be construed to include the cessation of the corporate existence of the Grantor resulting either from a merger or consolidation of the Grantor into or with another corporation or a dissolution or liquidation of the Grantor following a transfer of all or substantially all of its assets as an entirety under the conditions permitting such actions contained in the Loan Agreement.

The provisions of paragraph (b) of this Section (other than obligations of the Grantor contained in the Loan Agreement) are subject to the following limitations: If by reason of acts of God; winds; fires; epidemics; landslides; floods; droughts; famines; strikes; lockouts or other industrial disturbances; acts of public enemies; acts or orders of any kind of any governmental authority; insurrection; military action; war, whether or not declared; sabotage; riots; civil disturbances; explosions; breakage or accident to transmission pipes or canals; partial or entire failure of utilities; or any cause or event not reasonably within the control of Grantor, Grantor is unable in whole or in part to carry out the agreements on its part herein contained, other than obligations on the part of Grantor to make the payments required under the Note and the Loan Agreement, to carry insurance, to pay any ad valorem property taxes, and to make other payments or deposits pursuant to the terms hereof, Grantor shall not be deemed in default during the continuance of such inability. Grantor shall, however, use its best efforts to remedy with all reasonable dispatch the cause or causes preventing Grantor from carrying out its agreements; provided, that Grantor shall not in any event be required to settle strikes, lockouts or other industrial disturbances by acceding to the demands of the opposing party or parties when such course is, in the judgment of Grantor, not in the interest of Grantor.

               Section 3.2 Remedies. In addition to any other remedy available to Grantee, as provided herein or otherwise, Grantee may exercise any remedy available to it under the Loan Agreement or any applicable law, including the rights and remedies of a secured party under the provisions of the Constitution and laws of the State of Florida.

               Section 3.3 Acceleration. Upon the occurrence of an event of default, the Grantee may declare the principal, interest and all other sums secured by this Mortgage to be due and payable immediately and, upon said declaration, such principal, interest and other sums shall become and be immediately due and payable.

               Section 3.4 Surrender of Possession; Rights and Duties of Grantees in Possession. Upon the occurrence of an event of default, Grantor, upon demand of Grantee, shall forthwith, to the extent possible, assemble the Mortgaged Property and proceeds and make them available to the Grantee at the Project Site or some other place to be designated by the Grantee which is convenient to all parties, and Grantor shall forthwith surrender the possession of, and it shall be lawful for the Grantee to take possession of, all or any part of the Mortgaged Property together with the books, papers and accounts of Grantor pertaining thereto, and to hold, operate and manage the same, and from time to time to make all needful repairs, replacements and improvements; and, to the extent permitted by applicable law, Grantee may use the Mortgaged Property or any part thereof in the name and for the account of Grantor and collect, receive and sequester the rents, license fees, revenues and other income, charges and moneys therefrom, and out of the same and any moneys received from any receiver of any part thereof, after deducting all proper costs and expenses of so taking, holding and managing the same, including reasonable compensation to Grantee, its respective agents and counsel, pay and/or set up proper reserves for the payment of any or all of the following in such order and amounts as Grantee, in Grantee's sole discretion, may elect: the payment of any sums due under any prior or subordinate lien, taxes, water and sewer rents, charges and claims, insurance premiums and all other carrying charges, costs of maintenance, repair, replacement or restoration of the Mortgaged Property, and on account and in reduction of the principal or interest, or both, on the indebtedness hereby secured. For the aforesaid purpose, Grantor hereby assigns to Grantee all rentals and license fees due and to become due under any leases or rights or licenses to use and occupation of all or any part of the Mortgaged Property now or hereafter created, as well as all rights and remedies provided in such leases, rights or licenses. In the event that all events of default have been made good and Grantee shall have surrendered possession to Grantor, the right of entry provided in this Section shall again exist upon any subsequent event of default.

               Section 3.5     Actions to Recover Amounts Due.   Grantee
shall have the right, from time to time, to bring an appropriate action to recover any sums required to be paid by Grantor under the terms of this Mortgage, the Note or the Loan Agreement as they become due, without regard to whether or not the principal indebtedness or any other sums secured by the Note, the Loan Agreement or this Mortgage shall be due, and without prejudice to the right of Grantee thereafter to institute foreclosure or otherwise dispose of the Mortgaged Property or any part thereof, or any other action, for any default by Grantor existing at the time the earlier action was commenced.

               Section 3.6 Foreclosure. Upon the occurrence of an event of default, the lien on the Mortgaged Property created and vested by this Mortgage may be foreclosed and the Grantee may sell or otherwise dispose of the Mortgaged Property in the manner provided by law, and Grantee, if the highest bidder, may become the purchaser of the Mortgaged Property at any such sale. Grantee will give Grantor reasonable notice of the time and place of any public sale thereof.

               Section 3.7 Appointment of Receiver. Upon the occurrence of an event of default, and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of Grantee under this Mortgage, Grantee shall be entitled, as a matter of right, to seek the appointment of a receiver or receivers of the Mortgaged Property and all receipts therefrom, pending such proceedings, with such power as the court making such appointment shall confer; provided, however, that Grantee may, with or without action under this Section, pursue any available remedy to enforce the payment of principal and interest and premium, if any, or to remedy any event of default.

               Section 3.8 Application of Moneys. All moneys received by either Grantee or a receiver pursuant to any right given or action taken under the provisions of this Article shall, after the payment of the costs, expenses, liabilities and advances incurred by such Grantee or receiver, be applied in the manner provided in Section 3.4 hereof if such moneys are received other than as a result of foreclosure or any other disposition of the Mortgaged Property, and if received as a result of foreclosure or any other disposition of the Mortgaged Property shall be applied (subject to the approval of any court having jurisdiction over any such foreclosure proceeding) first to the payment of the costs, expenses, liabilities and advances incurred by Grantee or receiver, and then on account and in reduction of the principal, premium (if any) and interest on the indebtedness hereby secured.

               Section 3.9 Rights and Remedies Cumulative; No Waiver or Release of Obligation. The rights and remedies of Grantee as provided in this Mortgage, the Note or the Loan Agreement, and in the warranties contained herein and therein shall be cumulative and concurrent, may be pursued separately, successively or together against Grantor or against the Mortgaged Property, or any combination thereof, at the sole discretion of Grantee, and may be exercised as often as occasion therefor shall arise. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

               Any failure by Grantee to insist upon strict performance by Grantor of any of the terms and provisions of this Mortgage, the Note or the Loan Agreement shall not be deemed to be a waiver of any of the terms or provisions thereof, and Grantee shall have the right thereafter to insist upon strict performance by Grantor of any and all of them.

               No delay or omission to exercise any right or power accruing upon any failure or event of default shall impair any right or power or shall be construed to be a waiver of any such failure or event of default or acquiescence therein; and every such right and power may be exercised from time to time and as often as may be deemed expedient.

               No waiver of any failure or event of default hereunder by Grantee shall extend to or shall affect any subsequent failure or event of default or shall impair any rights or remedies consequent thereon.

               Neither Grantor nor any other person now or hereafter obligated for payment of all or any part of the sums now or hereafter secured by this Mortgage shall be relieved of such obligation by reason of the failure of Grantee to comply with any request of Grantor or of any other person so obligated to take action to foreclose on this Mortgage or otherwise enforce any provisions of this Mortgage, the Note or the Loan Agreement, or by reason of the release, regardless of consideration, of all or any part of the security held for the indebtedness secured by this Mortgage, or by reason of any agreement or stipulation between any subsequent owner of the Mortgaged Property and Grantee extending the time of payment or modifying the terms of the Mortgage, without first having obtained the consent of Grantor or such other person; and in the latter event Grantor and all such other persons shall continue to be liable to make payments according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by Grantee.

               The Grantee may release, regardless of consideration, any part of the security held for the indebtedness secured by this Mortgage without, as to the remainder of the security, in any way impairing or affecting the lien of this Mortgage or its priority over any subordinate lien.

               Section 3.10 Termination of Proceedings. If Grantee shall have proceeded to enforce any right under this Mortgage by the appointment of a receiver, by entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case Grantor and Grantee shall be restored to their former positions and rights hereunder, respectively, and all rights, remedies and powers of Grantee shall continue unimpaired as before.

               Section 3.11 Right to Remedy Default. In the event that Grantor should fail to carry the insurance required herein or pursuant hereto, or to pay or cause to be paid real estate or other taxes, assessments, water and sewer rents, charges and claims (unless and only for so long as, in strict compliance with the provisions of Section
2.2 hereof, Grantor is contesting the validity of any such item or the amount thereof), corporate taxes, sums due under any prior lien or approved prior lien, or insurance premiums, or fail to make necessary repairs or replacements, or permit waste, or fail to cure any default under any prior lien or approved prior lien, or fail to comply with any other obligation on the part of Grantor contained herein or in the Loan Agreement, Grantee, at its election and without notice to Grantor, shall have the right to make any payment or expenditure and to take any action which Grantor should have made or taken, or which Grantee deems advisable to protect the security of this Mortgage or the Mortgaged Property, without prejudice to any of Grantee's rights or remedies available hereunder or otherwise, at law or in equity. All such sums, as well as costs, advanced by Grantee or due Grantee pursuant to this Mortgage or the Loan Agreement shall be due immediately from Grantor to Grantee and shall be secured hereby.

               Section 3.12 Relationship to Loan Agreement. This Mortgage is made subject to all of the terms, covenants and conditions of the Loan Agreement.

                         (End of Article III)
                              ARTICLE IV

               COVENANTS, REPRESENTATIONS AND WARRANTIES


              Section 4.1 Representations and Warranties. Grantor warrants that, subject to Permitted Encumbrances, (a) it is lawfully seized with a good and marketable title to a fee simple estate in the Project Site, subject to no lien, charge or encumbrance; (b) it will own the Mortgaged Property free and clear of liens and claims; (c) this Mortgage is and will remain a valid and enforceable first lien on the Mortgaged Property; (d) it has full power and lawful authority to mortgage the Mortgaged Property in the manner and form herein done or intended hereafter to be done; and (e) it will preserve such title, and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever.

               Section 4.2 Notices to Grantee. Grantor shall notify Grantee promptly of the occurrence of any of the following:

                   (a) a fire or other casualty causing any damage to the Mortgaged Property;

                   (b) receipt of notice of condemnation of the Mortgaged Property or any part thereof;

                   (c) receipt of notice from any governmental authority concerning any action or condition that may materially adversely affect the structure, use or occupancy of the Mortgaged Property;

                   (d) receipt of any notice of alleged default from the holder of any lien or security interest, or any other interest, in the Mortgaged Property;

                   (e) commencement of any litigation which may materially adversely affect the Mortgaged Property or Grantor's ability to repay the obligations secured hereby;

                   (f) receipt of any notice of alleged default from any tenant of any portion of the Mortgaged Property; or

                   (g)     any change in the occupancy of the
                           Mortgaged Property.

               Section 4.3 Leases and Restrictions. Grantor hereby represents that there are no leases, subleases, or agreements to lease or sublease all or any part of the Mortgaged Property now in effect. Except with respect to leases entered into at market rates, Grantor hereby agrees not to lease or allow or suffer to be leased or subleased any part of or space in the Mortgaged Property from and after the date hereof without the prior written consent of Grantee, which consent shall not be unreasonably withheld.

               Any grant or lease of use of the Mortgaged Property shall be subject and subordinate to this Mortgage. Grantor shall, with respect to any such permitted lease or grant, execute and deliver to Grantee a collateral assignment of its interest as lessor, in form and substance satisfactory to Grantee, as additional collateral for the indebtedness hereby secured, and Grantee will thereupon execute and deliver a nondisturbance agreement to the lessee.

               Grantor will perform, fulfill, comply with and observe each and every covenant, agreement and condition to be performed, fulfilled, complied with and observed by Grantor as lessor under any such lease, and will not suffer or permit any default of Grantor as lessor thereunder to occur (except defaults which are duly cured within the time provided therein for the curing thereof).

               Except as may be permitted by the Loan Agreement, Grantor will not convey all or any part of the Mortgaged Property to any lessee thereof without the prior written consent of Grantee and except upon express stipulation duly set forth in the deed that any such conveyance shall not effect a merger of the leasehold estate in the fee except with the written consent of Grantee.

               Grantor shall not, and shall not have the right or power as against Grantee without its consent, to cancel, terminate, abridge or materially modify any such lease or to accept prepayments of installments of rent or other sums due or to become due thereunder.

               Grantor covenants and agrees that it will comply with the terms of, and will promptly perform all of its obligations under, deed or use restrictions affecting the Mortgaged Property; and in default thereof
(a) Grantee may, at its option, perform the same and the cost thereof, shall immediately be due from Grantor to Grantee and be secured by this Mortgage, and (b) subject to the provisions of Section 3.1(c) hereof, Grantee may, at its option, treat any such default as an event of default hereunder.

               Section 4.4 No Other Financing or Liens. Without the prior written consent of the Grantee (which consent shall not be unreasonably withheld) and except for Permitted Encumbrances, Grantor shall not create or cause or permit to exist any lien or security interest in the Mortgaged Property, including any fixtures, machinery, equipment or other items of personal property which are intended to be or become part of the Mortgaged Property, and shall not incur any indebtedness for money borrowed to purchase the Mortgaged Property or any part thereof, other than the indebtedness secured hereby or by any Permitted Encumbrance.

               Section 4.5 No Further Encumbrance; No Disposition. Without the prior written consent of the Grantee and except as may be permitted herein or in the Loan Agreement, Grantor shall not grant a security interest in, mortgage, encumber, hypothecate, sell, transfer, assign or otherwise dispose of all or any part of the Mortgaged Property, or any legal or equitable interest therein, or the revenues and receipts thereof (other than to Grantee hereunder) or assign, transfer or hypothecate (other than to Grantee hereunder) any rentals or license fees (or analogous payment) then due or to accrue in the future under any lease of or license to use the Mortgaged Property or Project Site or any part thereof, or permit assumption by any third party of Grantor's obligations under the Loan Agreement or the Note.

               Section 4.6 Compliance with Laws and Regulations. Grantor covenants and agrees that in the maintenance, repair, renewal, replacement, remodeling, modification, operation and management of the Mortgaged Property it will observe and comply with all insurance underwriters' requirements and with all applicable, Federal, state and local statutes, ordinances, regulations, orders and restrictions, reserving hereby its right to contest the same, or the application of the same, so long as such contest shall not prejudice the lien of this Mortgage nor affect the amounts secured hereby.

               Section 4.7 Covenant Running with the Land. Any act or agreement to be done or performed by Grantor shall be construed as a covenant running with the land and shall be binding upon Grantor and its successors and assigns as if they had personally made such agreement.

               Section 4.8 Recordation. Grantor, at its expense, shall cause this Mortgage, any instruments supplemental hereto, financing statements, including all necessary amendments, supplements and appropriate continuation statements to be recorded, registered and filed, and to be kept recorded, registered and filed, in such manner and in such places as may be required in order to establish, preserve and protect the lien of this Mortgage as a valid, first mortgage lien on all real property, fixtures and interests therein included in the Mortgaged Property and a valid, perfected first priority security interest in all personal property, fixtures, and interests therein included in the Mortgaged Property (including in each such case, without limitation, any such properties acquired after the execution hereof). If requested by Grantee, but in each case not more than once in each calendar year, Grantor, at its expense, will furnish to Grantee an opinion of counsel acceptable to Grantee, specifying the action required and to be taken by Grantor to comply with this Section 4.8 since the date of this Mortgage or the date of the most recent such opinion or stating that no such action is necessary.

               Section 4.9 After-Acquired Property. All property of every kind acquired by Grantor after the date hereof, which by the terms hereof is intended to be subject to the lien of this Mortgage, shall immediately upon the acquisition thereof by Grantor, and without further mortgage, conveyance or assignment, become subject to the lien of this Mortgage as fully as though now owned by Grantor and specifically described herein, subject only to Permitted Encumbrances. Nevertheless, Grantor shall take such actions and execute and deliver such additional instruments as Grantee shall reasonably require to further evidence or confirm the subjection to the lien of this Mortgage of any such property.

              Section 4.10 Financial Statements. Grantor will keep proper records and books of account pertaining to the Mortgaged Property in accordance with generally accepted accounting principles, consistently applied. All such records and books shall be open at all reasonable times to inspection by Grantee. As required by the Loan Agreement, Grantor shall furnish to Grantee such information respecting the business affairs, operations and financial condition of Grantor as may be reasonably requested. In case of default hereunder, Grantor will thereafter furnish to Grantee, on demand, complete monthly statements of income and expenses showing the operations of the Mortgaged Property. Grantee shall have the right to audit such statements, as well as Grantor's books of account and all papers in connection therewith.

               Section 4.11     Hazardous Substances.

               A     Grantor hereby covenants and agrees with Issuer and
the Grantee that the following terms shall have the following meanings for purpose of this Section 4.11:

                    (i) "Environmental Laws" mean all federal, state and local laws, statutes, ordinances and codes relating to the use, storage, treatment, generation, transportation, processing, handling, production or disposal of any Hazardous Substance and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives with respect thereto.

                    (ii) "Hazardous Substance" shall have the same meaning as given to that term in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Sections 2601, et seq.), or any other applicable Environmental Law.

                    (iii) "Indemnitee" means the Grantee and all subsequent holders of this Mortgage, their respective successors and assigns, their respective officers, directors, employees, agents, representative, contractors and subcontractors and any subsequent owner of the Mortgaged Property who acquires title thereto from or through Grantee.

                   (iv) "Release" has the same meaning as given to that term in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et sea.) and the regulations promulgated thereunder.

              B     Grantor represents and warrants to the Grantee that,
to its knowledge after due investigation: (i) the Mortgaged Property is not being or has not been used for the storage, treatment, generation, transportation, processing, handling, production or disposal of any Hazardous Substance in violation of any Environmental Laws; (ii) the Mortgaged Property does not contain any Hazardous Substances in violation of any Environmental Laws; (iii) there has been no Release of any Hazardous Substance on, at or from the Mortgaged Property or any property adjacent to or within the immediate vicinity of the Mortgaged Property and Grantor has not received any form of notice or inquiry with regard to such a Release or the threat of such a Release; (iv) no event has occurred with respect to the Mortgage Property which, with the passage of time or the giving of notice, or both, would constitute a violation of any applicable Environmental Law; (v) there are no agreements or orders or directives of any federal, state or local governmental agency or authority relating to the Mortgaged Property which require any containment, clean up, investigations, studies, removal or other remedial action with respect to the Mortgaged Property; and (vi) there are no actions, suits, claims or proceedings, pending or threatened, which seek any remedy that arise out of the condition, ownership, use, operation, sale, transfer or conveyance of the Mortgaged Property and (a) a violation or alleged violation of any applicable Environmental Law, (b) the presence of any Hazardous Substance or a Release of any Hazardous Substance or the threat of such a Release, or (c) human exposure to any Hazardous Substance.

              C     Grantor covenants and agrees with the Grantee as
follows:

                    (i) Grantor shall keep, and shall cause all operators, tenants, subtenants, licensee and occupants of the Mortgaged Property to keep the Mortgaged Property free of all Hazardous Substances, except for hazardous Substances stored, treated, generated, transported, processed, handled, produced or disposed of in the normal operation of the Mortgaged Property as a tire recycling facility, and in accordance with all Environmental Laws.

                   (ii) Grantor shall comply with, and shall cause all operations, tenants, subtenants, licensees and occupants of the Mortgaged Property to comply with, all Environmental Laws.

                   (iii) Grantor shall promptly provide Grantee with a copy of all notifications which it gives or receives with respect to any past or present Release of any Hazardous Substance or the threat of such a Release on, at, from or affecting the Mortgaged Property or any property adjacent to or within the immediate vicinity of the Mortgaged Property.

                    (iv) Grantor shall undertake and complete all investigations, studies, sampling and testing for Hazardous Substances required in accordance with all Environmental Laws and all removal and other remedial actions necessary to contain, remove and clean up all Hazardous Substances that are determined to be present on the Mortgaged Property in violation of any Environmental Laws.

                    (v) Grantee shall have the right, but not the obligation, to cure any violation by the Grantor of the Environmental Laws and Grantee's cost and expense to so cure shall be secured by this Mortgage.

               D    Grantor covenants and agrees, at its sole cost and
expense, to indemnify, defend and save harmless Indemnitee from and against any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, actions, proceedings, costs, disbursements and/or expenses (including, without limitation, reasonable attorneys' and experts' fees and expenses) of any kind or nature whatsoever which June at any time be imposed upon, incurred by or asserted or awarded against Indemnitee arising out of the condition, ownership, use, operation, sale, transfer or conveyance of the Mortgaged Property and, during the period of Grantor's ownership, use or possession of the Mortgaged Property, (i) the storage, treatment, generation, transportation, processing, handling, production or disposal of any Hazardous Substance, (ii) the presence of any Hazardous Substance or a Release of any Hazardous Substance or the threat of such a Release,
(iii) human exposure to any Hazardous Substance, (iv) a violation of any Environmental Law, or (v) a material misrepresentation or inaccuracy in any representation or warranty or material breach of or failure to perform any covenant made by the Grantee herein (collectively, the "Indemnified Matters").

               The liability of the Grantor to Indemnitee hereunder shall in no way be limited, abridged, impaired or otherwise affected by (a) the repayment of all sums and the satisfaction of all obligations of the Grantee under the Note or this Mortgage, (b) the foreclosure of this Mortgage or the acceptance of a deed in lieu thereof, (c) any amendment or modification of the Related Documents by or for the benefit of Grantor or any subsequent owner of the Mortgaged Property, (d) any extensions of time for payment or performance required by any of the Related Documents,
(e) the release or discharge of this Mortgage or of the Grantor, any guarantor of the amounts secured by the Mortgage or any other person from the performance of observance of any of the agreements, covenants, terms or conditions contained in any of the Related Documents whether by Grantee, by operation of law or otherwise, (f) the invalidity or unenforceability of any of the terms or provisions of the Related Documents, (g) any exculpatory provision contained in any of the Related Documents limiting Grantee's recourse to property encumbered by this Mortgage or to any other security or limiting Grantee's rights to a deficiency judgment against the Grantor, (h) any applicable statute of limitations, (i) the sale or assignment of the Note or this Mortgage, (j) the sale, transfer or conveyance of all or part of the Mortgaged Property, (k) the dissolution or liquidation of Grantor, or (l) any other circumstances which might otherwise constitute a legal or equitable release or discharge, in whole or in part, of Grantor under the Note or this Mortgage.

               The foregoing indemnity shall be in addition to any and all other obligations and liabilities Grantor may have to Grantee at common law.

                          (End of Article IV)



                              ARTICLE V

                            MISCELLANEOUS


               Section 5.1 Notices. All notices, certificates, requests or other communications hereunder shall be sufficiently given and shall be deemed given when mailed by registered or certified mail, postage prepaid, addressed to the appropriate Notice Addresses.

               Section 5.2 Amendments, Changes and Modifications. Except as may otherwise be provided in the Loan Agreement, this Mortgage may not be effectively amended, changed, modified or altered without the prior written consent of the party against whom enforcement of such amendment, change, modification or alteration is sought.

               Section 5.3 Execution Counterparts. This Mortgage may be executed in several counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same instrument.

               Section 5.4 Severability. In case any clause, provision or section of this Mortgage, or any covenant, stipulation, obligation, agreement, act, or action, or part thereof, made, assumed, entered into, or taken under this Mortgage, or any application thereof, is for any reason held to be illegal, invalid or inoperable, such illegality, invalidity, or inoperability shall not affect the remainder thereof or any other clause, provision or section or any other covenant, stipulation, obligation, agreement, act or action or part thereof, made, assumed, entered into, or taken thereunder, which shall at the time be construed and enforced as if such illegal or invalid or inoperable portion were not contained therein, nor shall such illegality or invalidity or inoperability of any application thereof affect any legal and valid and operable application thereof, from time to time, and each such clause, provision or section, covenant, stipulation, obligation, agreement, act, or action, or part thereof shall be deemed to be effective, operative, made, entered into or taken in the manner and to the full extent from time to time permitted by law.

               Section 5.5 General Waivers By Grantor. Grantor hereby waives and releases, to the extent permitted by law:

                   (a) all errors, defects and imperfections in any proceeding instituted by Grantee hereunder or under the Note or the Loan Agreement;

                   (b) all benefit that might accrue to Grantor by virtue of any present or future law exempting the Mortgaged Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, or providing for any stay of execution, exemption from civil process or extension of time for payment;

                   (c)     any appraisement, valuation, stay,
                           extension or redemption or usury law now or hereafter in force and all rights of marshalling of assets in the event of any sale of the Mortgaged Property or any part thereof or interest therein, it being understood and agreed that any court having jurisdiction to foreclose the lien hereof may sell the Mortgaged Property in part or as an entirety; and

                   (d) unless specifically required herein, all notices of or Grantor's default or of Grantee's election to exercise, or Grantee's actual exercise, of any option or remedy hereunder or under the Note or the Loan Agreement.

               Section 5.6 Effect of Mortgage. This Mortgage constitutes a security agreement under the Uniform Commercial Code as adopted in the State of Florida and creates a security interest in favor of Grantee in and to all that property (and the proceeds, accessions and replacements thereof, and the proceeds of any insurance on such property) included in the Mortgaged Property which constitutes fixtures or personal property. Grantor shall execute, deliver, file and refile any financing statements, continuation statements, or other security agreements Grantee may require from time to time to confirm the lien of this Mortgage with respect to such property. If certificates of title are issued with respect to any such property, Grantor will cause the interest of the Grantee to be properly noted thereon. Without limiting the foregoing Grantor hereby irrevocably appoints each Grantee attorney-in-fact for Grantor to execute, deliver and file such instruments for and on behalf of Grantor. Notwithstanding any release of any or all of that property included in the Mortgaged Property which is deemed "real property," any proceedings to foreclose this Mortgage, or its satisfaction of record, the terms hereof shall survive as a security agreement with respect to the security interest created hereby and referred to above until the repayment or satisfaction in full of the obligations of Grantor as are now or hereafter evidenced by the Notes or otherwise secured hereby. Nothing herein shall preclude Grantee from proceeding as to both real and personal property in accordance with Grantee's rights and remedies in respect of real property, as provided in the Uniform Commercial Code as adopted in Florida.

               Section 5.7 Maximum Indebtedness. Grantor and Grantee intend and agree that this Mortgage shall secure unpaid balances of any loan advances, whether obligatory or not, made by the Grantee after this Mortgage is delivered to the Clerk for record to the extent that the total unpaid loan indebtedness, exclusive of interest thereon, does not exceed the maximum amount of unpaid loan indebtedness which may be outstanding at any time, which is $1,000,000.

               Section 5.8 No Merger. It being the desire and intention of the parties hereto that this Mortgage and the lien thereof do not merge in fee simple title to the Mortgaged Property, it is hereby understood and agreed that should the Grantee acquire any additional or other interest in or to the Mortgaged Property or the ownership thereof, then, unless a contrary intent is manifested by the Grantee as evidenced by an appropriate document duly recorded, this Mortgage and the lien thereof shall not merge, and that this Mortgage may be foreclosed as if owned by a stranger to the leasehold title. It is further the intention and desire of the parties that the leasehold title to the Mortgaged Property cannot merge with the fee simple title interest to the Mortgaged Property without the prior written consent of Grantee.

               Section 5.9 Captions. The captions or headings in this Mortgage are for convenience only and in no way define, limit or describe the scope or intent of any provisions of this Mortgage.

               Section 5.10 Governing Law. This Mortgage shall be deemed to be a contract made under the laws of the State of Alabama and for all purposes shall be governed by and construed in accordance with the laws of the State of Alabama, and the Loan secured by this Mortgage shall be deemed, for all purposes, to have been made in the State of Alabama, regardless of the location of any property securing the same..

                          (End of Article V)

               IN WITNESS WHEREOF, the parties have executed this Mortgage as of the day and year first above written.


                                   GRANTOR:

                                   WASTEMASTERS OF PALM BEACH, INC.


                                   By: /s/ R.D. Sterritt, Jr. its Pres.
                                   ------------------------------------
                                      President


                                   GRANTEE:

                                   /s/ William B. Blount
                                   ------------------------------------
                                   WILLIAM B. BLOUNT



                                  /s/ C. Derek Parrish
                                  -------------------------------------
                                  C. DEREK PARRISH





                            ACKNOWLEDGMENTS

STATE OF FLORIDA  )
COUNTY OF PALM          )

               On this 31st day of July, 1998, before me, a Notary Public duly commissioned, qualified and acting within and for the County and State aforesaid, appeared in person the within named R. Dale Sterritt, Jr., President of WASTEMASTERS OF PALM BEACH, INC., a Florida corporation, to me personally known, who stated that he was duly authorized to execute the foregoing instrument and further stated and acknowledged that he had so signed, executed and delivered the foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

               IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 31st day of July, 1998.

                                   /s/ Julie N. Krauss
                                   ------------------------------------
[SEAL]                                                    Notary Public
                                   My commission expires:
_______________________


NOTARY SEAL



STATE OF ALABAMA  )
COUNTY OF MONTGOMERY)

               On this 30th day of July, 1998, before me, a Notary Public duly commissioned, qualified and acting within and for the County and State aforesaid, appeared in person the within named William B. Blount, to me personally known, who stated that he was duly authorized to execute the foregoing instrument and further stated and acknowledged that he had so signed, executed and delivered the foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

               IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 30th day of July, 1998.

                                   /s/ Jane Blount Cash
                                   ------------------------------------
[SEAL]                                                  Notary Public
                                   My commission expires: May 30, 1999



STATE OF ALABAMA  )
COUNTY OF MONTGOMERY          )

               On this 30th day of July, 1998, before me, a Notary Public duly commissioned, qualified and acting within and for the County and State aforesaid, appeared in person the within named C. Derek Parrish, to me personally known, who stated that he was duly authorized to execute the foregoing instrument and further stated and acknowledged that he had so signed, executed and delivered the foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

               IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 30th day of July, 1998.

                                   /s/ Jane Blount Cash
[SEAL]                                                   Notary Public
                                   My commission expires: May 30, 1999

                              EXHIBIT "A"

PARCEL 1:

The West One-Half (W1/2) of Tract 51, Block 5, THE PALM BEACH FARMS CO. PLAT NO. 3, according to the Plat thereof on file in the Office of the Clerk of the Circuit Court in and for Palm Beach County, Florida, recorded in Plat Book 2, Page 45, said lands situate, lying and being in Palm Beach County, Florida. LESS the North 134 feet thereof.

PARCEL 2:

The East One-Half (E1/2) of Tract 51, Block 5, THE PALM BEACH FARMS CO. PLAT NO. 3, according to the Plat thereof of file in the Office of the Clerk of the Circuit Court in and for Palm Beach County, Florida, recorded in Plat Book 2, Page 45, said lands situate, lying and being in Palm Beach County, Florida. LESS the South 15 feet thereof for road right-of-way purposes.